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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We hereby consent to the use of our report, dated October 27, 2000, in this quarterly report on Form 10-QSB for JumpMusic.com, Inc.






/s/ Chisholm & Associates
-------------------------
Chisholm & Associates
North Salt Lake, Utah
November 15, 2000